Financial Investors Trust

Prime Money Market Fund

SUPPLEMENT DATED APRIL 25, 2008 TO THE

PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

DATED AUGUST 28, 2007

As previously disclosed to shareholders, on March 11, 2008, the Board of Trustees of the Financial Investors Trust authorized an orderly liquidation of the Prime Money Market Fund (the “Fund”), subject to shareholder approval.

Effective March 11, 2008, the Fund was closed to new investors in preparation for the liquidation.

As of April 25, 2008, no shareholders remain in the Fund, and the Fund has ceased operations.